SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) - November 22, 2004

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                               TRENWICK GROUP LTD.
             (Exact name of registrant as specified in its charter)
                          (in provisional liquidation)

          Bermuda                          1-16089                98-0232340
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

        LOM Building, 27 Reid Street
          Hamilton, HM 11, Bermuda                              Not Applicable
  (Address of principal executive offices)                        (Zip Code)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

Item 7.01. Regulation FD Disclosure

A. On November 22, 2004, Trenwick America Corporation, Trenwick Group Ltd. (in provisional liquidation) and LaSalle Re Holdings Limited (in provisional liquidation) (collectively, the "Debtors" or "Companies") filed monthly operating reports as of August 20, 2003 and October 31, 2004 and for the month ended October 31, 2004 and the period from August 20, 2003 to October 31, 2004 (the "Monthly Operating Reports") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Copies of the Monthly Operating Reports are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference. The Monthly Operating Reports include financial information only with respect to the Debtors. Accordingly, the Monthly Operating Reports do not contain detailed financial information with respect to those subsidiaries and affiliates of Trenwick Group Ltd. (in provisional liquidation) ("TGL") that have not commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code or have not filed insolvency proceedings in the Supreme Court of Bermuda. The non-Debtor entities are listed in Exhibit 99.4.

      The Monthly Operating Reports are in a format prescribed by the applicable bankruptcy laws. Readers are cautioned not to place undue reliance upon the information contained in the Monthly Operating Reports. The information in the Monthly Operating Reports has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting, with the exception of accounting for wholly-owned subsidiaries of the Debtors, which have not been consolidated. In addition, certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of the Monthly Operating Reports. There can be no assurance that the Monthly Operating Reports are complete, and the Companies undertake no obligation to update or revise the Operating Reports. The Monthly Operating Reports have not been audited or reviewed by independent accountants.

      The unaudited information in the Monthly Operating Reports is subject to further review and potential adjustments and is not necessarily indicative of future results. In addition, the Monthly Operating Reports contain information for periods which are different from those contained in the Debtors' reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and do not include consolidated results of the Debtors. Accordingly, the substance and format of the Monthly Operating Reports do not allow for meaningful comparison with the Companies' previously disclosed consolidated financial statements.

      The financial statements included in the Monthly Operating Reports were prepared using certain assumptions and estimates that are subject to revision. Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

      In the future, so long as each Debtor remains under the supervision of the Bankruptcy Court, in lieu of filing quarterly reports on Form 10-Q and annual reports on

Form 10-K, each such Debtor intends to file on Form 8-K its monthly operating reports as filed with, and in the format prescribed by, the Bankruptcy Court.

B. On August 20, 2003, TGL and LaSalle Re Holdings Limited (in provisional liquidation) ( "LaSalle") filed insolvency proceedings in the Supreme Court of Bermuda (the "Bermuda Court"). On August 22, 2003, the Bermuda Court granted an order appointing Michael Morrison and John Wardrop, partners of KPMG in Bermuda and KPMG LLP in the United Kingdom, respectfully, as Joint Provisional Liquidators ("JPLs") in respect of TGL and LaSalle. The Bermuda Court granted the JPLs the power to oversee the continuation and reorganization of these companies' businesses under the control of their boards of directors and under the supervision of the Bankruptcy Court and the Bermuda Court. The JPLs have not audited the contents of this report.

      The Companies are debtors and debtors-in-possession in In re Trenwick America Corporation, et al., Case No. 03-12635 (MFW) (Bankr. D. Del. 2003), In re Trenwick Group Ltd., et al., Case No. 03-12636 (MFW) (Bankr. D. Del. 2003) and In re LaSalle Re Holdings Limited, et al., Case No. 03-12637 (MFW) (Bankr.
D. Del. 2003).

Limitation on Incorporation by Reference

      In accordance with general instruction B.2 of Form 8-K, the Monthly Operating Reports and other information in this Report (including exhibits) are furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that Section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit No.   Description
      -----------   -----------

      99.1          October 2004 Monthly Operating Report of Trenwick Group Ltd.
                    (in provisional liquidation), dated November 22, 2004.

      99.2 October 2004 Monthly Operating Report of Trenwick America Corporation, dated November 22, 2004.

      99.3 October 2004 Monthly Operating Report of LaSalle Re Holdings Limited (in provisional liquidation), dated November 22, 2004.

      99.4          List of non-Debtor entities

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TRENWICK GROUP LTD. (in provisional
                                liquidation)


                                By: /s/ W. Marston Becker
                                    -------------------------------------------
                                    Name: W. Marston Becker
                                    Title: Chairman and Chief Executive Officer

Dated: December 6, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1.             October 2004 Monthly Operating Report of Trenwick Group Ltd.
                  (in provisional liquidation), dated November 22, 2004.

99.2. October 2004 Monthly Operating Report of Trenwick America Corporation, dated November 22, 2004.

99.3. October 2004 Monthly Operating Report of LaSalle Re Holdings Limited (in provisional liquidation), dated November 22, 2004

99.4.             List of non-Debtor entities